Exhibit 10.12(a)

COMMENCEMENT AGREEMENT

THIS COMMENCEMENT AGREEMENT (the “Agreement”) made this day 21st of May 2002, between Penn National Gamming, Inc., hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, PA 19610 and Wyomissing Professional Center, II, LIMITED PARTNERSHIP hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Blvd, Suite 203 Wyomissing, Pennsylvania 19610.

WITNESETH:

The Tenant and the Landlord have executed a Lease Agreement, which includes Exhibits “A”, “B”, “C”, and “F”, relating to the Leased Premises located at 855 Berkshire Boulevard, Suite 100, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.                                       Incorporation.  The recitals set forth above are incorporated herein by reference.

2.                                       Amendment.  This Agreement is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Agreement modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.                                       Defined Terms. All capitalized terms used in this Agreement without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.             Commencement Date.  Commencement date for Tenant’s space shall be May 21, 2002.

5.             Term of Lease. Term of Lease is ten (10) years and eleven (11) days, starting May 21, 2002 and ending May 31, 2012.

6.             Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Commencement Agreement to be duly executed this 23rd day of May 2002.

THIS AGREEMENT MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER II, LIMITED PARTNERSHIP, by its General Partner, The Wyomissing Professional Center II

By:	/s/ Stephen J. Najarian
Name: Stephen J. Najarian
Title: President

Date: May 24, 2002

ATTEST:	TENANT:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito

Title: Office Manager/Asst to Chairman		Title: Vice President/Secretary/Treasurer

Date: May 23, 2002		Date: May 23, 2002